SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               SEMCO ENERGY, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                               [GRAPHIC OMITTED]



                                         March 10, 2003



                NOTICE OF ANNUAL MEETING OF COMMON SHAREHOLDERS
                         TO BE HELD ON APRIL 15, 2003



To the Common Shareholders of SEMCO ENERGY, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SEMCO Energy, Inc. (the Company) will be held at the McMorran Auditorium, 701 McMorran Boulevard, Port Huron, Michigan (see map on back), on Tuesday, April 15, 2003 at 10:00 a.m. (EDT), for the following purposes:

       1. To elect four members to the Board of Directors.

       2. To transact any other business which properly comes before the meeting.

     Only Common Shareholders of record at the close of business on February 18, 2003 may vote at the meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU CAN ENSURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR YOU MAY SUBMIT YOUR PROXY WITH VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ACCOMPANYING PROXY CARD. TO PREVENT DUPLICATION, PLEASE SUBMIT YOUR PROXY ONLY ONCE, EITHER BY MAIL, BY PHONE OR VIA THE INTERNET. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON WHETHER OR NOT YOU HAVE SUBMITTED YOUR PROXY.


                                       By order of the Board of Directors



                                       Sherry L. Abbott, Corporate Secretary










 28470 13 Mile Road, Suite 300, Farmington Hills, Michigan 48334 (248) 702-6000

                               TABLE OF CONTENTS


Notice of Annual Meeting of Stockholders ............................          1
Proxy Statement .....................................................          3
Electronic Delivery of Proxy Statement and Annual Report ............          3
Householding Information ............................................          4
Stock Outstanding and Voting Rights .................................          4
   Answers to commonly asked questions relating to stock ownership
      and voting rights .............................................          4
   Beneficial ownership .............................................          6
Item 1--Election of Directors .......................................          7
Information About Directors and Executive Officers ..................          8
Committees of the Board of Directors and Meeting Attendance .........          9
Section 16(a) Beneficial Ownership Reporting Compliance .............         10
Compensation of Executive Officers and Directors ....................         11
   Summary compensation table .......................................         11
   Option grants in 2002 ............................................         12
   Options outstanding at December 31, 2002 .........................         12
   Employment and related agreements ................................         12
   Employee pension plan ............................................         13
   Supplemental pension plan for executives .........................         13
   Total pension benefits ...........................................         13
   Director compensation ............................................         14
Compensation Committee Report on Executive Compensation .............         15
Performance Graph ...................................................         16
Report of the Audit Committee .......................................         16
Independent Public Accountants ......................................         17
Shareholder Proposals ...............................................         17
Other Business ......................................................         17
Appendix--Charter of the Audit Committee ............................        A-1
Meeting Location Map ................................................ Back Cover

                               [GRAPHIC OMITTED]

           28470 13 Mile Road, Suite 300, Farmington Hills, MI 48334




                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of SEMCO Energy, Inc. (the Company) for use at the Annual Meeting of Common Shareholders on Tuesday, April 15, 2003, at 10:00 a.m. (EDT), to be held at the McMorran Auditorium, 701 McMorran Boulevard, Port Huron, Michigan, and any adjournments thereof. These proxy materials are being mailed to shareholders on or about March 10, 2003.

     A Shareholder giving the enclosed proxy may revoke it any time before it is voted by submitting a subsequent proxy (by telephone, internet or mail), by written notice to the Corporate Secretary of the Company, or by voting in person at the meeting.

     The Company will bear the cost of soliciting proxies, including charges and expenses of brokerage firms and others for forwarding proxy material to beneficial owners of stock. In addition to mailings, proxies may be solicited by personal interview, telephone or otherwise by employees. The Company may also retain outside organizations to assist in soliciting proxies.

     A copy of the Company's 2002 Annual Report is enclosed.


           ELECTRONIC DELIVERY OF PROXY STATEMENT AND ANNUAL REPORT

     This proxy statement and the 2002 annual report are available at www.proxyvote.com. Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

     Shareholders of record (see question below: "What is the difference between holding shares as a shareholder of record and as a beneficial owner?") may choose this option to save the Company the cost of producing and mailing these documents by:

     o following the instructions provided when you vote over the Internet; or
     o writing to:

          SEMCO Energy, Inc. Investor Relations
          28470 13 Mile Road, Suite 300
          Farmington Hills, MI 48334

     Shareholders of record who choose to view future proxy statements and annual reports over the Internet will receive an e-mail message next year containing the Internet address to use to access the Company's proxy statement and annual report. The e-mail will also include instructions for voting over the Internet. Electronic delivery instructions will remain in effect until revoked in writing. It is not necessary to elect Internet access each year.

     Beneficial owners (see question below: "What is the difference between holding shares as a shareholder of record and as a beneficial owner?") should refer to information provided by their broker, bank or nominee for instructions on how to elect to view the Company's future proxy statements and annual reports over the Internet if their broker or nominee participates in the service. Beneficial owners who choose electronic delivery will receive an e-mail message next year containing the Internet address to use to access the Company's proxy statement and annual report.


                           HOUSEHOLDING INFORMATION

Q:   WHAT IS "HOUSEHOLDING"?
A: We have adopted a procedure called "householding", which has been approved by the Securities and Exchange Commission. Under this procedure, a single copy of the annual report and proxy statement will be sent to any household at which two or more shareholders reside if they appear to be members of the same family, unless one of the shareholders at that address notifies us that they wish to receive individual copies. This procedure reduces our printing costs and fees.

     Shareholders who participate in householding will continue to receive separate proxy cards.

     Householding will not affect dividend check mailings in any way.

     In future years, if a single copy of the annual report and proxy statement is delivered to an address that you share with another stockholder, at your request, we will promptly deliver a separate copy.

Q:   HOW DO I WITHHOLD MY CONSENT TO THE HOUSEHOLDING PROGRAM?
A: If you are a shareholder of record and share an address and last name with one or more other shareholders of record, and you wish to continue to receive separate annual reports, proxy statements and other disclosure documents, you must withhold your consent by checking the appropriate box on the enclosed proxy card and returning it by mail in the enclosed envelope. Even if you vote by telephone or Internet, the enclosed proxy card must be returned and marked appropriately to withhold your consent to householding.

     If you do not return the proxy card to withhold your consent to the householding program, you may revoke your consent at a future date. Please contact Automatic Data Processing, Inc. ("ADP"), either by calling toll free (800) 542-1061 or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

     If you are receiving multiple copies of annual reports and proxy statements at an address shared with another shareholder, you may also contact ADP to participate in the householding program.

     A number of brokerage firms have instituted householding. If you are a beneficial owner (see question below: "What is the difference between holding shares as a shareholder of record and as a beneficial owner?"), please contact your broker, bank or nominee to request information about householding.

                      STOCK OUTSTANDING AND VOTING RIGHTS

ANSWERS TO COMMONLY ASKED QUESTIONS
RELATING TO STOCK OUTSTANDING AND VOTING RIGHTS
-----------------------------------------------

Q:   WHO IS ENTITLED TO VOTE?
A: Only Common Shareholders of record at the close of business on February 18, 2003 (the record date) may vote in person or by proxy at the meeting.

Q:   WHAT SHARES MAY I VOTE?
A. You may vote all shares you owned as of the record date. These include (1) shares owned directly in your name as shareholder of record and (2) shares held for you as the beneficial owner through a stockbroker or bank or shares purchased through the SEMCO Energy, Inc. 401(k) plan ("401(k) Plan").

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
A: Many shareholders of the Company hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those beneficially owned.

     Shareholders of Record. If your shares are registered directly in your
     ----------------------
          name with our transfer agent, Wells Fargo Bank Minnesota, NA, you are considered the shareholder of record with regard to those shares. As the shareholder of record, you have the right to grant your proxy directly to us to vote your shares on your behalf at the meeting or the right to vote in person at the meeting. A proxy card is enclosed for you to use to grant your proxy to us.

     Beneficial Owner. If your shares are held in a stock brokerage account or
     ----------------
          by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these materials are being forwarded to you by your broker or nominee, which is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use to direct your broker or nominee how to vote these shares.

Q:   HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?
A: Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the meeting.

     Shares held in street name (see beneficial owner explanation above) may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:   HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?
A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by Internet, telephone or completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
     CARD?
A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:   CAN I CHANGE MY VOTE?
A: You may change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by entering a new vote by Internet or telephone or by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:   HOW ARE VOTES COUNTED?
A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:   WHAT IS THE VOTING REQUIREMENT TO ELECT DIRECTORS?
A: In the election for directors, the four persons receiving the highest number of "FOR" votes will be elected.

Q:   WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?
A: The Company had approximately 18,828,000 shares of Common Stock (Common Shares) outstanding on the record date. A majority of the Common Shares constitutes a quorum.

BENEFICIAL OWNERSHIP
--------------------

     To the Company's knowledge, the following is the only person who owns beneficially more than 5% of the Common Shares as of the record date.


---------------------------------------------------------------------
       NAME AND ADDRESS         NUMBER OF SHARES   PERCENT OF CLASS
---------------------------------------------------------------------
  Pioneer Global Asset             1,351,834             7.22%
  Management S.P.A.
  Galleria San Carlo 6
  20122 Milan, Italy
---------------------------------------------------------------------

     Pioneer Global filed a Form 13-G with the SEC on December 26, 2001 stating that they hold these shares of stock for investment and not with a view to directing management policies. On February 13, 2003, Pioneer filed a Form 13-G amendment to update their holdings.

     The following table reflects ownership, as of February 18, 2003, of the number of Common Shares beneficially owned by each director, nominee, and current executive officer named in the Summary Compensation Table (see the Compensation of Executive Officers and Directors section) and all directors, nominees and current executive officers as a group.



                                                                              (B)
                                                           (A)            EXERCISABLE         COLUMNS
                                                         COMMON              STOCK            A AND B
                     NAME                               SHARES(1)          OPTIONS(2)        COMBINED
-----------------------------------------------   --------------------   -------------   ----------------
John M. Albertine .............................        4,403                  6,001         10,404
Lila R. Bradley ...............................        4,515                 12,667         17,182
Edward J. Curtis ..............................       21,803(3)               8,101         29,904(3)
John T. Ferris ................................       73,280                  8,101         81,381
Michael O. Frazer .............................        9,350                  8,101         17,451
John R. Hinton ................................          999                    334          1,333
Marcus Jackson ................................        2,651(3)              72,334         74,985(3)
Harvey I. Klein ...............................       30,821(3)               8,101         38,922(3)
Arnold R. Madigan .............................          824                 11,334         12,158
Frederick S. Moore ............................       24,915(3)               8,101         33,016(3)
John E. Schneider .............................        9,024                 25,667         34,691
Thomas W. Sherman .............................        4,991(3)                 334          5,325(3)
Edith A. Stotler ..............................        6,354                  8,101         14,455
Donald W. Thomason ............................       17,716(3)               8,101         25,817(3)
Steven W. Warsinske ...........................       12,757                 17,850         30,607
All directors, nominees and current executive
 officers as a group (16 persons including
 those named above) ...........................      226,435 (4)            203,228        429,663(4)

--------------
(1) Each person has sole power to vote and sell Common Shares shown, except Shares held jointly with spouses or directly by spouses, minor children, or certain other relatives, and except as described in (3) below.

(2) This column includes Common Shares that may be acquired by exercising stock options within 60 days of February 18, 2003.

(3) Includes Common Shares held in a Directors' Deferred Compensation Plan Account as follows:


                                       DIRECTORS' DEFERRED
               NAME                    COMPENSATION SHARES
     ---------------------------     ---------------------
     Edward J. Curtis ..........             16,672
     Marcus Jackson ............              2,651
     Harvey I. Klein ...........             13,769
     Frederick S. Moore ........             23,892
     Thomas W. Sherman .........              3,991
     Donald W. Thomason ........              4,334


     Shares in this Account may not be voted by the individual directors, but may be voted by the full Board.

(4) The directors, nominees and current executive officers as a group beneficially own 1.20% of outstanding Common Shares. Including options exercisable within 60 days of February 18, 2003, the same group beneficially owns 2.28% of outstanding Common Shares. Each individual holds less than one percent of outstanding Common Shares. In 1999, the Board established new stock ownership guidelines for directors. Within five years of adoption of the guidelines or within five years of joining the Company, whichever is later, each non-employee director is expected to own Common Shares equal in value to five times the director's annual retainer.


                         ITEM 1--ELECTION OF DIRECTORS

     Common Shareholders are entitled to cumulative voting for directors. Each Common Shareholder may cast a number of votes equal to the number of Common Shares owned, multiplied by the number of directors to be elected. Votes may be cast for a single nominee or distributed among nominees. Shareholders may vote their shares cumulatively at the meeting by indicating on the ballot how the votes are to be distributed among the directors.

     The Articles of Incorporation provide for three classes of directors. The term of office of each class is three years and the term of one class expires each year. The Bylaws provide for a Board with eleven members. Approximately one-third of the Board will be elected at each Annual Meeting of Shareholders. A vacancy can be filled by a vote of the shareholders or by the Board.

     Four directors are to be elected at this Annual Meeting. Each of the four persons receiving the highest number of votes will be elected. Proxies are being solicited to vote for the election of the following persons, each of whom is currently a director of the Company:


                                John T. Ferris
                               Michael O. Frazer
                              Frederick S. Moore
                               Edith A. Stotler

     The Board does not expect that any nominee will become unavailable to serve as a director. Should that occur, however, proxies will be voted for another person selected by the Board.

     The persons named in the enclosed proxy reserve the right to vote proxies cumulatively to the extent not inconsistent with shareholder direction. As shown on the proxy, shareholders may direct that their shares be voted for less than all four of the above-named nominees.

          INFORMATION ABOUT NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS





                                    NAME, POSITION* AND                                           DIRECTOR
                        BUSINESS EXPERIENCE DURING PAST FIVE YEARS                          AGE    SINCE
                       --------------------------------------------                        ----- ----------
NOMINEES (TERMS EXPIRING 2006)
------------------------------

JOHN T. FERRIS ...........................................................................  52     1994
 Senior Partner in law firm of Ferris & Schwedler, P.C. in Bad Axe, Michigan.

MICHAEL O. FRAZER ........................................................................  64     1986
 Attorney practicing in Battle Creek, Michigan.

FREDERICK S. MOORE .......................................................................  64     1995
 Chairman and President of DSLT Inc., a company engaging in the real estate development business. Since 1999, Chairman of Mardale Specialty Foods, LLC., a producer of individual portion control jams,  jellies, condiments, and salt and pepper packets. Chairman of
 Diamond Crystal Specialty Foods, Inc. (Diamond Crystal), which was a subsidiary of DSLT
 Inc. until Diamond Crystal's sale in November 1998.

EDITH A. STOTLER .........................................................................  56     1987
 Personal family financial manager. Partner of Stotler Grain Company until the partnership was dissolved in December 2001. President of S&I Grain Company (formerly
 Homer Grain Company) until the assets of S&I were sold in July 2000.

OTHER DIRECTORS (TERMS EXPIRING 2004)
------------------------------------

JOHN M. ALBERTINE ........................................................................  58     2000
 Since 1990, Chairman and Chief Executive Officer of Albertine Enterprises, Inc., an
 economic forecasting, public policy, and full-service mergers and acquisitions firm based in Washington, D.C. Chief Executive Officer of Jam Shoe Concepts, Inc. Jam Shoe
 Concepts, Inc. owns 100% of the assets of a retail family shoe chain with 46 stores in the midwest. Mr. Albertine holds a Ph.D. in economics from the University of
 Virginia. Director of Intermagnetics General Corporation and Kadant Inc.

JOHN R. HINTON ...........................................................................  57     2002
 Retired in 1999 from the Kellogg Company as Executive Vice President Administration--
 Chief Financial Officer.

DONALD W. THOMASON .......................................................................  59     1995
 Lead Director of the Company since November 1998. Retired in 1999 from the Kellogg
 Company as Executive Vice President Corporate Services/Technology.

OTHER DIRECTORS (TERMS EXPIRING 2005)
-------------------------------------

EDWARD J. CURTIS .........................................................................  60     1995
 President of E.J. Curtis Associates, Inc., a professional management consulting firm founded in 1972 with concentration in the natural gas and electric utility industries.
 Mr. Curtis is a member of the Society of Gas Lighting, the Guild of Gas Managers, the
 American Gas Association, the American Institute of Chemical Engineers, the Association
 of Energy Engineers and the International Association for Energy Economics.

MARCUS JACKSON ...........................................................................  51     1999
 Chairman of the Company since March 1, 2002. President and CEO of the Company since
 June 2001. Executive Vice President of Kansas City Power & Light Company (KCPL) from
 November 1996 to June 2001. From May 2000 to June 2001, President of KCPL Power, a
 wholly-owned subsidiary of KCPL. From October 1995 to June 2001, Chairman of the Board
 of KLT Power, Inc., a second-tier subsidiary of KCPL. Also held the following positions at KCPL during the past five years: Chief Financial Officer from January 1999 to December
 2000, and Chief Operating Officer from November 1996 to January 1999.

HARVEY I. KLEIN ..........................................................................  63     1993
 President of Global Strategies Group L.C., a private consulting firm, since 1995.

THOMAS W. SHERMAN ........................................................................  62     2002
 Former Director of Bay State Gas Company, a wholly-owned subsidiary of NiSource, Inc., from 1975 through 2002. NiSource, Inc., an Indiana corporation providing gas distribution services in nine states, acquired Bay State Gas Company in 1999. Acted as a consultant to NiSource, Inc., from June 2000 to June 2001. Former Executive Vice
 President and Chief Financial Officer of Bay State Gas Company from 1975 to June 2000.

--------------
* Other than Mr. Jackson, each director's and nominee's principal employment is and has been with a company not affiliated with SEMCO.

EXECUTIVE OFFICERS
------------------


     Information about Mr. Jackson is included with the directors above. Below is information (age, present position with the Company and business experience during the past five years) for the other Executive Officers, the most highly compensated of whom are included in the Summary Compensation Table in the section entitled Compensation of Executive Officers and Directors.

LILA R. BRADLEY (age 58)--Vice President of Human Resources and Public Affairs since January 2000. Director of Human Resources from March 1998 to January 2000. Manager of Labor Relations for Burlington Northern Santa Fe Railway from 1988 to 1998.

EUGENE N. DUBAY (age 54)--Vice President and Senior Vice President and Chief Operating Officer of SEMCO Energy Gas Company (a division of SEMCO) since October 2002. President, Kansas Gas Service Division of ONEOK, Inc. from 1997 to October 2002.

ARNOLD R. MADIGAN (age 64)--Vice President and General Counsel since August 2000. Served as outside General Counsel to the Company from September 1996 to August 2000.

JOHN E. SCHNEIDER (age 54)--Senior Vice President, Treasurer and Chief Financial Officer since January 2002. Vice President from April 2001 to January 2002 and SEMCO Energy Gas Company Division Executive Vice President and Chief Operating Officer from March 2001 to January 2002. Senior Vice President of Corporate Development from September 1999 to March 2001. Senior Vice President and Chief Operating Officer of SEMCO Energy Ventures, Inc. (a subsidiary of the Company) from May 1998 to September 1999. Prior to joining the Company, he was self-employed as a management and business consultant from 1994 to May 1998.

STEVEN W. WARSINSKE (age 47)--Vice President and Controller since April 2000. SEMCO Energy Gas Company Division Vice President and Chief Accounting Officer from February 1998 to April 2000. SEMCO Energy Gas Company Division Vice President of Accounting and Controller from 1996 to February 1998.

                     COMMITTEES OF THE BOARD OF DIRECTORS
                            AND MEETING ATTENDANCE

     Participation in Committees of the Board of Directors as of December 31, 2002, was as follows:


                                                                         NOMINATING AND
        NAME                        AUDIT    COMPENSATION   FINANCE   CORPORATE GOVERNANCE
---------------------------------  -------  -------------- --------- ---------------------
John M. Albertine ...............      x                      xx
Edward J. Curtis ................                  x                          xx
John T. Ferris ..................                  x                           x
Michael O. Frazer ...............                              x               x
John R. Hinton ..................                              x               x
Harvey I. Klein .................                 xx                           x
Frederick S. Moore ..............     xx                       x
Thomas W. Sherman ...............      x           x
Edith A. Stotler ................      x                       x
Donald W. Thomason ..............                  x

--------------
 x Member
xx Chairman


     The Board held 7 meetings during 2002. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he or she served in 2002.

     The Audit Committee reviews the independent public accountants' reports and audit findings, the scope and plans for future audit programs, independence of the independent accountants, annual financial statements, accounting, financial and internal controls of the Company, information systems, risk management and compliance with codes of conduct. The Audit Committee also hires the independent public accountants. Eleven Audit Committee meetings were held in 2002. During the year, the Board examined the composition of the Audit Committee in light of New York Stock Exchange rules governing audit committees and confirmed that all members of the Audit Committee are "independent" within the meaning of the Exchange's rules. For additional information about the responsibilities of the Audit Committee, see the revised and restated Audit Committee Charter, which is included in the Appendix to this proxy statement beginning at page A-1.

     The Compensation Committee held 4 meetings in 2002. The Compensation Committee reviews the Company's general compensation strategy and recommends compensation of executive officers and directors to the full Board. The Compensation Committee monitors the CEO's officer succession plan and recommends the election of officers to the full Board.

     The Finance Committee serves as liaison between management and the Board on important financial transactions and financial policy matters. The Committee reviews and approves the capital budget, financing plan, and significant securities offerings, prior to Board review. The Finance Committee has approval power for certain categories of acquisitions and capital projects that are consistent with the Board approved Strategic Plan. The Finance Committee held 6 meetings in 2002.

     The Nominating and Corporate Governance Committee held 3 meetings in 2002. The Nominating and Corporate Governance Committee recommends directors to serve on Board committees, candidates for Board membership, personal qualifications criteria for Board membership, general criteria regarding committee composition, and changes to Board and Company policies. Recommendations by shareholders of candidates for Board membership will be considered and should be sent to the Nominating and Corporate Governance Committee, c/o Ms. Sherry L. Abbott, Corporate Secretary, 405 Water Street, Port Huron, Michigan 48060.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, directors and officers must file a form with the Securities and Exchange Commission to report changes in their ownership of Company stock during the prior month or year. All such reports were filed timely for 2002.

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS


SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the compensation of the "named executive officers."


      NAME AND PRINCIPAL                                               OTHER ANNUAL    COMMON SHARE       ALL OTHER
           POSITION             YEAR     SALARY         BONUS        COMPENSATION(2)    OPTIONS(3)     COMPENSATION(4)
------------------------------ ------ ----------- ----------------- ----------------- -------------- ------------------
MARCUS JACKSON(1) ............ 2002    $360,000      $        0          $14,075                0       $         0
 Chairman, President           2001    $262,154      $  160,000(5)       $ 7,000          201,000       $    30,617(6)
 and CEO

ARNOLD R. MADIGAN(1) ......... 2002    $189,000      $        0          $ 2,760                0       $         0
 Vice President and            2001    $184,327      $        0          $ 2,429            7,000       $         0
 General Counsel               2000    $ 72,692      $        0          $ 1,536           10,000       $         0

JOHN E. SCHNEIDER ............ 2002    $185,000      $        0          $ 7,568                0       $     7,400
 Senior Vice President,        2001    $183,887      $        0          $ 7,351            7,000       $     6,800
 Treasurer and CFO             2000    $177,227      $        0          $ 7,399            7,000       $     6,800

STEVEN W. WARSINSKE .......... 2002    $131,000      $        0          $ 6,142                0       $     5,640
 Vice President and            2001    $127,885      $   10,000(7)       $ 6,011            3,500       $     5,187
 Controller                    2000    $120,242      $        0          $ 5,983            5,250       $     5,884

LILA R. BRADLEY .............. 2002    $128,000      $        0          $ 6,485                0       $     5,120
 Vice President of             2001    $125,071      $        0          $ 6,326            7,000       $    43,149(8)
 Human Resources and           2000    $120,250      $        0          $ 6,387            7,000       $     5,570
 Public Affairs

JON A. KOSHT(1) .............. 2002    $202,596      $        0          $ 7,325                0       $     8,000
 Vice President and            2001    $209,615      $        0          $ 8,423            8,000       $     6,800
 President and CEO,            2000    $175,187      $        0          $ 8,254            4,000       $     6,800
 SEMCO Energy Gas
 Company Division (until
 10/31/02)

RUDOLFO D. CIFOLELLI(1) ...... 2002    $175,000      $        0          $ 8,223                0       $     7,000
 Vice President and CIO        2001    $172,308      $        0          $ 7,927            7,000       $     6,800
 (until 12/20/02)              2000    $158,326      $        0          $ 8,226            8,000       $     6,800

--------------
(1) Mr. Jackson joined the Company in June 2001. Mr. Madigan joined the Company in August 2000. Mr. Kosht retired effective October 31, 2002. Mr.
     Cifolelli left the Company effective December 20, 2002.

(2) Includes the premium and income tax gross up for a life insurance policy. Also includes stipends in lieu of use of company-provided auto. The annual stipend ranged from $5,000 to $12,000 in 2002 for the named executive officers.

(3) Number of Common Shares underlying stock-option awards granted in the respective year.

(4) Includes Company matching contribution to 401(k) plan and to non-qualified deferred compensation plan.

(5)  Includes a signing bonus of $60,000.

(6)  Includes moving expenses of $28,682 for relocation from Kansas.

(7)  Bonus paid for additional services while performing interim CFO duties.

(8) Includes moving expenses of $38,074 for relocation from the Port Huron area to the Farmington Hills area.

OPTION GRANTS IN 2002

     There were no stock options granted to the named executive officers during 2002.


OPTIONS OUTSTANDING AT DECEMBER 31, 2002


                                      NUMBER OF OPTIONS AT              VALUE OF OPTIONS AT
                                      DECEMBER 31, 2002(1)              DECEMBER 31, 2002(2)
                                 -------------------------------   ------------------------------
             NAME                EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
------------------------------   -------------   ---------------   -------------   --------------
Marcus Jackson ...............       70,668          135,332            $0               $0
Arnold R. Madigan ............        9,001            7,999            $0               $0
John E. Schneider ............       21,001            6,999            $0               $0
Steven W. Warsinske ..........       14,934            4,666            $0               $0
Lila R. Bradley ..............        8,001            6,999            $0               $0
Jon A. Kosht .................       22,850                0            $0               $0
Rudolfo D. Cifolelli .........       15,835                0            $0               $0

--------------
(1)  No options were exercised in 2002 by the named executive officers.

(2) Option values are based on the difference between the exercise price and the closing price for the Company's stock of $6.10 per share on December 31, 2002. Because each exercise price was greater than $6.10 for each option, the option values are zero.


EMPLOYMENT AND RELATED AGREEMENTS

     Mr. Jackson's employment agreement, which is for a term of five years ending May 31, 2006, provides for an annual base salary of at least $360,000, a one-time cash signing bonus of $60,000, a guaranteed cash bonus for 2001 of $100,000, and thereafter, eligibility for an annual cash incentive bonus with an annual target of 60% of his annual base salary payable upon attainment of specific targets. In addition, the agreement provides for options to purchase 200,000 Common Shares at the market value on June 1, 2001. Thereafter, Mr. Jackson will have an annual target of 50,000 options, based on performance. The agreement also provides for a severance payment if the Company terminates his employment other than for "cause", "death" or "disability" or if Mr. Jackson resigns due to a required relocation of personal residence or a demotion in position, authority, etc. The severance amount will equal two times Mr. Jackson's annual salary. The Company will also continue insurance and similar benefit plans for 24 months, subject to certain limitations.

     In addition, Mr. Jackson's Employment Agreement provides for an early retirement "Bridge", designed to compensate Mr. Jackson for the difference between (a) his projected KCPL pension at the KCPL pension plan early retirement date and (b) the KCPL pension projected at the KCPL pension plan early retirement date based on employment termination at May 31, 2001. The Agreement accordingly provides that the Company shall pay Mr. Jackson an incremental monthly pension of $5,416.37 per month beginning the first day of the month coincident with or next following the later of his 55th birthday or the last day of his employment with the Company.

     Mr. Jackson's change-of-control employment agreement has parallel provisions to his employment agreement except that the severance amount equals
2.99 times his annual base salary and average bonus. Ms. Bradley, Mr. Madigan and Mr. Schneider have change-of-control employment agreements parallel to Mr. Jackson's, but without the retirement "Bridge" discussed above. The agreements also provide for the grossed-up payment of any Federal excise taxes due from the executive officers as a result of any payments received under the agreements and provide up to three years of continued participation in the Company's benefit programs. Each of such agreements has an indefinite term. Mr. Warsinske has a change in control agreement that provides for a severance amount equal to one year's salary, computed as his highest annual W-2 compensation from the Company during the last three years. Mr. Warsinske's change in control agreement expires April 1, 2003 unless extended by the Board of Directors.

EMPLOYEE PENSION PLAN

     Each named executive officer above, except Mr. Cifolelli, participates in an Employee Pension Plan, which is available to non-union employees generally. Mr. Cifolelli left the Company before his benefits vested in the Pension Plan.

     At age 65, a Pension Plan participant can receive an annual pension equal to 1.4% of his average five-year adjusted compensation multiplied by his years of service. Thus, after 25 years, the Pension Plan provides a benefit based on 35% of such average compensation. Adjusted compensation includes salary and bonus, but excludes fringe benefits, expense reimbursements, bonuses to pay taxes on fringe benefits, and similar types of compensation. These benefits are not subject to any deduction for Social Security or other offset.

     As of January 1, 2003, years of service earned were as follows: Mr. Jackson--1.6 years, Mr. Madigan--2.4 years, Mr. Schneider--4.6 years, Mr. Warsinske--24.7 years, and Ms. Bradley--4.8 years. At the time of his retirement, Mr. Kosht had 15.4 years of service earned.


SUPPLEMENTAL PENSION PLAN FOR EXECUTIVES

     Each named executive officer above, except for Mr. Cifolelli, is a party to the Supplemental Executive Retirement Plan ("SERP"), which provides for additional retirement benefits for fifteen years after five years of service. If the executive officer retires at age 65, yearly payments will equal 50% of his last base salary. An executive officer retiring before age 65, but after 55, can receive from 30% (age 55) to 48% (age 64) of base salary.

     The SERP also provides pension benefits which could not be provided by an Employee Pension Plan because of the limit on compensation ($200,000 in 2002). In addition, the SERP provides protection for the named officers in the event of a Change in Control by requiring the funding of a Rabbi Trust (under certain circumstances) and vesting of benefits (under other circumstances) before age 55 and before 5 years of service.

     In an effort to reduce the Company's liability under the SERP, the Company has offered "buy-outs", or is in the process of making offers, to certain participants in the SERP. Messrs. Madigan and Warsinske have accepted buy-outs in lieu of continued participation in the SERP.


TOTAL PENSION BENEFITS

     The following table sets forth the estimated annual benefits payable at normal retirement age (65) under the Pension Plan and SERP combined. Benefits under the SERP are paid for 15 years. Benefits under the Employee Pension Plan last for the life of the executive.


                                         YEARS OF SERVICE
FINAL BASE      -------------------------------------------------------------------
  SALARY*            5             10            15            20            25
-------------   -----------   -----------   -----------   -----------   -----------
  $100,000       $ 57,000      $ 64,000      $ 71,000      $ 78,000      $ 85,000
   150,000         85,500        96,000       106,500       117,000       127,500
   200,000        114,000       128,000       142,000       156,000       170,000
   250,000        142,500       160,000       177,500       195,000       212,500
   300,000        171,000       192,000       213,000       234,000       255,000
   350,000        199,500       224,000       248,500       273,000       297,500
   400,000        228,000       256,000       284,000       312,000       340,000
   450,000        256,500       288,000       319,500       351,000       382,500
   500,000        285,000       320,000       355,000       390,000       425,000

--------------
* Final Base Salary means the base salary for the executive at time of retirement. The SERP benefit is based on final base salary. The smaller benefit from an Employee Pension Plan is based on five-year average compensation (salary plus bonus). This table assumes that an executive's final base salary will approximate his five-year average compensation.

DIRECTOR COMPENSATION

  Annual Compensation
  -------------------

     For their services on the Board, non-employee directors are paid a retainer of $1,000 per month. Board Committee Chairmen receive an additional retainer of $400 per month. The Lead Director receives an additional retainer of $1,700 per month.


  Meeting Fees
  ------------

     Each non-employee director received $1,000 for each Board meeting attended and $800 for each Board Committee meeting attended by Committee members. Board Committee Chairmen each received an additional meeting fee of $200 per Committee meeting chaired. Directors are reimbursed for expenses incurred in attending Board and Committee meetings.

     In addition to the Board and Committee meetings, the Board held 4 strategy planning sessions during 2002 for which they were compensated as regular Board meetings.


  Other Compensation
  ------------------

     Non-employee directors who were members of the Board prior to 1996 may participate in the Company's medical program. Directors who join the Board after 1995 may not participate in the medical program. Directors who do not participate in the Company's medical program receive a grant of $3,850 worth of Common Shares each year.

     In 2001, the Board adopted a Stock Grant Plan for Non-Employee Directors, pursuant to which each non-employee director receives a grant of 500 Common Shares each year while a member of the Board.

     Non-employee directors also accrue $3,000 per year under a non-qualified defined contribution plan, which is payable after leaving the Board. Interest accrues at 8% per annum.


  Deferred Compensation
  ---------------------

     Under the Deferred Compensation and Common Stock Purchase Plan for Non-Employee Directors, directors' cash compensation may be deferred for each upcoming year. If deferred, compensation accrues interest at the prime rate or is invested in newly issued Common Shares with dividends reinvested through the dividend reinvestment plan. Four directors deferred some or all cash compensation for 2002, which was used to purchase Common Shares. Five directors have chosen to purchase Common Shares by deferring some or all cash compensation for 2003.


  Stock Options
  -------------

     Each non-employee director also receives an annual grant on each March 1 of non-qualified stock options exercisable at fair market value on date of grant to acquire 1,000 Common Shares under the Long-Term Incentive Plan. Upon joining the Board, new non-employee directors also receive such a grant. Thus, a non-employee director joining the Board prior to the date options are granted to all directors for the year will receive two grants within the same year. However, no grant of stock options will be made to directors who are known to be leaving the Board within six months after the grant date. Such stock options become exercisable one-third each year for three years and expire ten years from the date of grant.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee ("Committee") is responsible for recommending to the full Board the compensation of Executive Officers. The Committee is composed of five non-employee directors. The Committee intends to provide salary and other non-incentive compensation for an executive comparable to that paid to executives with similar experience, responsibilities and authority in other comparably sized companies in the same line of business. Incentive plans provide each executive with an opportunity for additional compensation if financial targets or other performance goals are exceeded.

     All base salaries of officers, including those shown in the "Salary" column of the above Compensation Table, were approved by the Committee.

     Pursuant to the terms of Mr. Jackson's employment agreement, he has an annual target bonus of up to 60% of base salary, based on performance.

     Bonuses under the Company's Short-Term Incentive Plan for other Executive Officers range from 25% of base salary if the Company achieves target earnings to 63% of base salary if the Company achieves at least 108% of target earnings. Bonuses for other Executive Officers are based on the Company's performance, their individual performance and a discretionary amount.

     Incentive awards in lieu of bonuses under the Short-Term Incentive Plan may be granted by the Board in unusual circumstances. Only unusual circumstances outside the control of executive officers are considered. Such circumstances may include, for example, significantly warmer than normal weather.

     Pursuant to the terms of Mr. Jackson's employment, he has an annual target of 50,000 stock options, based on performance. Such options are subject to the provisions of the Company's Long-Term Incentive Plan (LTIP) and Stock Option Plan of 2000 (SOP) and successor plans in effect at the date of grant.

     The LTIP was approved by the shareholders at the Annual Meeting held April 15, 1997. Awards to Mr. Jackson and other Executive Officers are based primarily on Company performance. However, business unit performance and individual performance are also considered. Maximum awards of stock options to other Executive Officers under the LTIP range from 5,250 to 10,500 shares.

     The SOP allows stock options to be granted in excess of the LTIP maximum number to the extent deemed appropriate by the Committee. However, no single person may be issued SOP stock options relating to more than 1% of outstanding stock at the time of grant and no more than 5% of outstanding stock may be issued pursuant to exercises of options granted under any non-shareholder approved option plan.

     Further detail regarding compensation is shown under "Compensation of Directors and Executive Officers."

   All decisions of the Committee regarding executive compensation are reviewed by the full Board.


                                        COMPENSATION COMMITTEE


                                        Harvey I. Klein, Chairman
                                        Edward J. Curtis
                                        John T. Ferris
                                        Thomas W. Sherman
                                        Donald W. Thomason

                               PERFORMANCE GRAPH

     The following graph compares cumulative total returns (assuming reinvestment of dividends). The stock price performance shown is not necessarily indicative of future price performance. The graph assumes the investment of $100 in the Company's Common Shares, the stocks representing the S&P 500 Gas Utilities index and the stocks representing the S&P 500 index on December 31, 1997. The Company's Common Shares closed at $6.10 per share on December 31, 2002. The Company formerly used the Edward Jones (EJ) index as a comparator, however, the EJ index information is no longer available.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                      AMONG STOCK OF SEMCO ENERGY, INC.,
                               S&P 500 INDEX AND
                          S&P 500 GAS UTILITIES INDEX

                               [GRAPHIC OMITTED]

                           TOTAL SHAREHOLDER RETURNS

                          Base                     Years Ending
                         Period    ---------------------------------------------
Company / Index           Dec97     Dec98     Dec99     Dec00     Dec01    Dec02
--------------------------------------------------------------------------------
SEMCO ENERGY INC           100      99.31     76.30    106.71     78.36    47.49
S&P 500 INDEX              100     128.58    155.63    141.46    124.65    97.10
S&P 500 GAS UTILITIES      100     109.18    137.48    212.19    162.92    94.43

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors has oversight responsibility for the Company's financial reporting processes and the quality of its financial reporting. The specific responsibilities are outlined in the revised and restated Audit Committee Charter, which was approved by the Board of Directors on December 12, 2002 and is included in the Appendix to this proxy statement beginning at page A-1. In connection with the December 31, 2002, financial statements, the Audit Committee: (1) reviewed and discussed the audited financial statements with management and the independent auditors, (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, and (3) received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committees, as amended, and discussed with the auditors the auditors' independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.


                                        AUDIT COMMITTEE


                                        Frederick S. Moore, Chairman
                                        John M. Albertine
                                        Thomas W. Sherman
                                        Edith A. Stotler

                        INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP (PwC) was appointed as the principal auditor for the Company in May 2002. Arthur Andersen LLP (Andersen) had been the principal auditor for the Company and its predecessor for over forty-five (45) years and until they were replaced by PwC. During fiscal year 2002, the principal auditors were retained to provide services in the following categories and amounts:


                                                                               ANDERSEN        PWC
                                                                              ----------   -----------
AUDIT FEES ................................................................   $201,000     $230,000
FINANCIAL INFORMATION AND SYSTEMS DESIGN AND IMPLEMENTATION FEES ..........          0            0
ALL OTHER FEES:
 Audit-related fees(a) ....................................................   $      0     $ 75,500
 Other fees ...............................................................          0            0
                                                                              --------     --------
   Total all other fees ...................................................   $      0     $ 75,500
    TOTAL FEES ............................................................   $201,000     $230,000
                                                                              ========     ========

--------------
(a) Audit-related fees include benefit plan audits, accounting consultation, various attest services under professional standards, assistance with securities offerings and comfort letters.

     A member of PwC will be available at the Shareholders Meeting to make a statement if he so desires and to answer appropriate questions.


                             SHAREHOLDER PROPOSALS

     A shareholder's proposal to be included in the proxy statement and proxy for the 2004 annual meeting of shareholders must be received at the Company's principal executive office no later than November 15, 2003.

     For any shareholder proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented at the 2004 annual meeting, SEC rules will permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on January 29, 2004, and advises shareholders in the 2004 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on January 29, 2004.

     Proposals and notices of intention to present proposals should be addressed to: Ms. Sherry L. Abbott, Corporate Secretary, 405 Water Street, Port Huron, Michigan 48060.


                                OTHER BUSINESS

     Management knows of no matters (other than those listed on page 1) which are to be brought before the meeting. However, if any other matters are presented for action, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment.

     It is important that proxies be returned promptly to avoid unnecessary expenses. Therefore, all Common Shareholders (even those planning to attend the meeting) are urged, regardless of the number of Common Shares owned, to sign, date and return the enclosed proxy in the business-reply envelope, also enclosed, or submit proxy voting instructions by telephone in accordance with the instructions on the enclosed proxy card. Shareholders attending in person may withdraw their proxies and vote in person.

                                                                       APPENDIX


                                                          REVISED AND RESTATED:
                                                              DECEMBER 12, 2002



                               SEMCO ENERGY, INC.


                                    CHARTER
                                    OF THE
                                AUDIT COMMITTEE


                                    PURPOSE

The primary purpose of the Audit Committee of SEMCO Energy, Inc. (the "Company") is to assist the Board of Directors in fulfilling its responsibility to oversee (i) management's conduct of the Company's financial reporting process, including oversight of financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (ii) the Company's systems of internal accounting and financial controls, (iii) the annual independent audit of the Company's financial statements and (iv) the Company's legal compliance and ethics programs as established by management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the Company's independent auditors are ultimately accountable to the Board and the Committee. The term "independent auditor(s)" as used in this charter refers to the public accounting firm that performs for the Company audits required by the SEC.


     I.   MEMBERSHIP

          The membership of the Audit Committee shall be comprised exclusively of not less than four independent Directors. The Committee's composition shall meet the requirements of the Audit Committee Policy of the New York Stock Exchange and the requirements pursuant to the Sarbanes-Oxley Act of 2002. Accordingly, all of the members shall be directors:

            (i) whose sole remuneration from the Company is from Director's compensation;

           (ii) who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company as affirmatively determined by the Board;

          (iii) who have undergone a five-year "cooling off" period if they were (a) former employees of the Company, (b) former employees of the Company's independent auditor, (c) former employees of any company whose compensation committee includes an officer of the Company, and (d) immediate family members of (a) through (c) above; and

           (iv) who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee shall have accounting or related financial management expertise.

          Three members must be present at each meeting to constitute a quorum. In the absence of a member, the Chairperson may select an alternate member from the Board who meets the membership criteria established above. Such alternate member to attend with full voting power. Members of the Audit Committee shall be appointed annually by the Board. No member may serve more than nine consecutive years.

    II.   COMMITTEE CHAIRPERSON

          Annually, the Committee will appoint one of the Committee's members as Chairperson. No Chairperson shall serve more than three consecutive years. The Chairperson presides over the meetings of the Committee and reports to the Board.


   III.   ADMINISTRATIVE SECRETARY

          The Corporate Secretary of the Company shall be responsible, with the Chairperson of the Committee, for preparation of agendas for and minutes of Committee meetings.


    IV.   VACANCIES

          If a vacancy occurs among the membership of the Committee, the Board of Directors may appoint a Director to fill such vacancy for the remaining term.


     V.   RESPONSIBILITIES

          It is the responsibility of the Audit Committee to understand and assess the financial reporting and internal controls of the Company. The Committee's job is one of oversight. It recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those statements. Additionally, the Committee recognizes that financial management, as well as independent auditors, have more time, knowledge and more detailed information regarding the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. This responsibility entails the following:

          A. Assessing the Company's accounting policies and reporting and control procedures.

          B. Evaluating the rationale for financial information presented to shareholders and others, including principles followed, amounts determined and disclosures made.

          C.   Overseeing the internal audit function.

          D. Overseeing the adequacy and security of the Company's information systems as they relate to the financial integrity of the Company.

          E.   Evaluating risk identification and management in the Company.

          F. Overseeing compliance with legal, regulatory and other requirements and Company policies.

          G.   Establishing procedures for:
               o Receipt, retention and treatment of complaints received by the
                 Company regarding accounting, internal accounting controls, or auditing matters; and
               o The confidential, anonymous submission, by Company employees, of concerns regarding questionable accounting or auditing matters.

          H. Providing the NYSE with written certification on an annual basis (or upon a change in the composition of the Audit Committee) that:

               1. Addresses any determination that the Board of Directors has made concerning the independence of Committee members;

               2. Affirms the financial literacy of all Committee members;

               3. Affirms the accounting or related financial management
                  expertise of one Committee member; and

               4. Affirms the annual review and reevaluation of the adequacy of the Committee Charter.

          I. Requesting from the independent auditors annually a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1; discussing with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence; and recommending that the Board take appropriate action in response to the independent auditors' report to satisfy itself of the auditors' independence.

          J. Preparing a report to be included in the annual proxy statement, stating whether or not the Committee has:

               1. Reviewed and discussed the Company's audited financial
                  statements with management;

               2. Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communicating With Audit Committees;

               3. Received the written disclosure and letter from the
                  independent accountants (delineating all relationships they have with the company) and has discussed with them their independence, as required by Independence Standards Board ("ISB") Standard No. 1; and

               4. Recommended to the board of directors that the audited
                  financials be included in the Company's Annual Report on Form 10-K, based on the review and discussions referred to above.

          K. Set clear hiring policies for employees or former employees of the independent auditors.


    VI.   AUTHORITY

          The Committee shall have the ultimate authority and responsibility to select, evaluate, approve fees and, where appropriate, replace the Company's independent auditor. If the internal audit function is performed by an auditing firm rather than by employees of the Company, the Committee shall have similar authority as it relates to the internal auditors. If the internal audit function is performed by employees of the Company, the Committee shall have the authority to evaluate the performance of the function as a whole and determine whether or not the function should be performed by employees or outsourced.

          Non-audit services to be performed by the Company's independent auditor must be pre-approved by the Audit Committee.

          The Committee shall have the authority to obtain advice and assistance from independent legal, accounting or other advisors.


   VII.   ACTIVITIES OF THE COMMITTEE

          The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide, with the understanding that the Committee may diverge from this guide as appropriate given the circumstances. In carrying out its responsibilities, the Committee shall:

          A. Review with management and the independent auditors the audited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", to be included in the Company's Annual Report on Form 10-K and Annual Report to Shareholders, and review and consider with the independent auditors the matters required to be discussed by Statement of Accounting Standards ("SAS") No. 61.

          B.   Review with the independent auditors:
               o the critical accounting policies and procedures to be used by the Company;
               o Alternative treatments of financial information within GAAP discussed with management, ramifications of use, and the treatment preferred by the audit firm;
               o Written communications with management such as management letters or schedule of unadjusted differences.

          C. Review with management and the independent auditors the Company's interim financial results, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61. This review shall occur prior to the Company's filing of the Form 10-Q and prior to the quarterly release of earnings to the public.

          D. Discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

          E. Report to the Board the results of audits by independent auditors.

          F. Meet periodically with and communicate directly with the independent auditors.

               1. Review the reports rendered by the independent auditors with particular concern for any significant exceptions noted in their reports.

               2. Discuss with the independent auditors any unusual or
                  significant matters that developed during the course of their procedures which should be communicated to the Board.

               3. Annually approve and discuss the scope of their examination of the Company with the independent auditors.

          G. At least annually, obtain and review a report by the independent auditors describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company.

          H. Gain an understanding of the Company's business, including its products, services, customers, distribution channels, market characteristics, competitive factors, regulatory constraints and requirements and accounting issues.

          I. Review and evaluate management's responses to independent and internal audit reports.

          J. Oversee the internal audit function and assess management's system of internal controls.

               1. Approve the scope of internal audit plans and budgets.

               2. Meet privately with the internal auditors at least annually.

               3. Instruct the internal auditors to advise the Committee of any areas requiring special attention.

               4. Review and report to the Board where appropriate significant findings of internal audit reports.

               5. Discuss with management and the independent auditors the quality and adequacy of the Company's internal controls.

          K. Require independent auditors to provide their professional judgment concerning appropriate accounting principles and disclosure practices.

          L. Focus the Committee's deliberations and inquiries of management and auditors on key risks facing the Company, including:

               1. Strategic risks--relating to doing the wrong things.

               2. Operating risks--relating to doing the right things the wrong way.

               3. Financial risks--relating to losing financial resources or incurring unacceptable liabilities.

               4. Information risks--relating to inaccurate or non-relevant information, unreliable systems and inaccurate or misleading reports.

               5. Regulatory and other compliance risks.

          M. Review the Company's Code of Conduct and recommend Board approval of the Code or any amendments thereto. Review management's program to monitor compliance therewith and compliance with relevant laws and regulations.

          N. Meet periodically with the Company's General Counsel to discuss legal matters that may significantly affect the Company and its financial statements.

          O. Review the Company's income tax status and inquire as to the status of related tax reserves.

          P. Review officers' and directors' expenses, perquisites and use of Company assets.

          Q. Assess the adequacy of controls over the development and use of information technology in the Company.

          R.   Review and assess annually the adequacy of this Charter.

          S. Monitor compliance with SEC Staff Accounting Bulletin No. 99, Materiality.

          T. Prepare an annual Audit Committee Plan for review and approval by the Board of Directors.

          U.   Annually conduct a performance evaluation of the Audit Committee.


  VIII.   MEETINGS--LOCATION AND NUMBER

          The Committee shall meet at least three times during the year and as otherwise scheduled by the Chairperson of the Committee or by the Board of Directors.

                                  [MAP OMITTED]

                                 [LOGO OMITTED]

                     IMPORTANT NOTICE REGARDING DELIVERY OF
                              SHAREOWNER DOCUMENTS




March 10, 2003

Dear Shareowner,

The Securities and Exchange Commission has adopted a rule that allows us to send a single copy of our annual reports, proxy statements, prospectuses and other disclosure documents to two or more shareowners sharing the same address if they consent to do so, subject to certain conditions. We believe this "Householding" rule will provide greater convenience for our shareowners, as well as cost savings for us by reducing the number of duplicate documents that are sent to your home. PLEASE NOTE THAT IF YOU DO NOT RESPOND, YOU WILL BE DEEMED TO HAVE CONSENTED, AND HOUSEHOLDING WILL START 60 DAYS AFTER THE MAILING OF THIS NOTICE.

The Householding election appears on the enclosed proxy card. If you wish to participate in the Householding program, please mark "FOR" on the enclosed proxy card and return it in the enclosed postage-paid envelope provided. Your affirmative or implied consent will be perpetual unless you withhold it or revoke it.

If you wish to continue to receive separate annual reports, proxy statements, prospectuses and other disclosure documents for each account in your household, you must withhold your consent to our Householding program by marking the "AGAINST" box on the enclosed proxy card and returning it in the enclosed return envelope. EVEN IF YOU VOTE BY TELEPHONE OR INTERNET, THE ENCLOSED PROXY CARD MUST STILL BE RETURNED AND MARKED APPROPRIATELY IF YOU WISH TO WITHHOLD YOUR CONSENT TO HOUSEHOLDING.

You may revoke your consent at any time by contacting ADP, either by calling toll-free (800) 542-1061, or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent, you will be removed from the Householding program within 30 days of receipt of your revocation and each shareowner at your address will receive individual copies of our disclosure documents.

We strongly encourage your participation in the Householding program, and believe that it will benefit both you and SEMCO. Not only will it reduce the volume of duplicate information that you receive in your household, but it will also reduce our printing and mailing costs.

Thank you.


[LOGO OMITTED]                              VOTE BY INTERNET - WWW.PROXYVOTE.COM
                                                               -----------------
SEMCO ENERGY                                Use the Internet to transmit your voting instructions up until 11:59 pm Eastern
C/O SHAREOWNER SERVICES                     Time on April 14, 2003. Have your proxy card in hand when you access the web
PO BOX 64854                                site. You will be prompted to enter your 12-digit Control Number, which is
ST. PAUL, MN 55164-0854                     located below.

                                            VOTE BY PHONE - 1-800-690-6903
                                            Use any touch-tone telephone to transmit your voting instructions up until
                                            11:59 pm Eastern Time on April 14, 2003. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below.

                                            VOTE BY MAIL
                                            Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to SEMCO Energy, Inc. c/o ADP, 51 Mercedes Way,
                                            Edgewood, NY 11717 by April 14, 2003.

                                            NOTE: IF YOU VOTE BY INTERNET OR TELEPHONE, YOU DO NOT NEED TO MAIL BACK YOUR
                                                  PROXY CARD, UNLESS YOU MARK "AGAINST" THE HOUSEHOLDING ELECTION. YOUR
                                                  INTERNET OR TELEPHONE INSTRUCTIONS WILL AUTHORIZE THE PROXY IN THE SAME
                                                  MANNER AS IF YOU RETURNED A SIGNED PROXY CARD.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                  SEMCO1               KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.             DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
SEMCO ENERGY, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" ITEM 1

1.  To elect as Directors the nominees listed below:          FOR   WITHHOLD    FOR ALL         To withhold authority to vote, mark
    01) John T. Ferris                                        ALL      ALL      EXCEPT          "For All Except" and write the
    02) Michael O. Frazer                                                                       nominee's number on the line below.
    03) Frederick S. Moore                                    [ ]      [ ]       [ ]
    04) Edith A. Stotler                                                                        ------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS
DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS
RECOMMENDED BY THE BOARD OF DIRECTORS.

                      * HOUSEHOLDING ELECTION
                      -----------------------
Mark "FOR" to enroll this account to receive certain future investor communications in a single package per household. Mark "AGAINST" if you do not want to participate. See enclosed note.

To change your election in the future, call 1-800-542-1061.

Joint owners should each sign personally. Trustees and others signing in a      By checking the box to the right, I consent to
representative capacity should indicate the capacity in which they sign.        view Annual Reports and Proxy Statements
                                                                                electronically via the Internet. I understand
For address changes and/or comments, please check this                          that the Company will send only the proxy card
box and write them on the back where indicated.                        [ ]      to me for any future shareholder meetings
                                                                                until my consent is revoked. The proxy card
                                                                                will tell you how to access the Annual Report [ ]
                                                                                and Proxy Statement each year. I understand
                                                                                that I may revoke my consent at any time by
                                                                                giving written notice to the company.
                                                    For        Against
                                                                                To view the Annual Report and Proxy Statement
         * HOUSEHOLDING ELECTION                    [ ]         [ ]             via the Internet, go to www.proxyvote.com
                                                                                                        -----------------

--------------------------------------------                                    -----------------------------------------

--------------------------------------------                                    -----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                                      Signature (Joint Owners)            Date



--------------------------------------------------------------------------------

                               SEMCO ENERGY, INC.

                 ANNUAL MEETING OF SHAREHOLDERS -- APRIL 15, 2003

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shares of stock you hold in your account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEM 1.

By signing the proxy, you revoke all prior proxies and appoint Roberta S. Floyd and Catherine P. Solomon (the Named Proxies), and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting of Shareholders of SEMCO Energy, Inc., to be held April 15, 2003 at 10:00 a.m. EDT, in Port Huron, Michigan, at the McMorran Auditorium, 701 McMorran Boulevard, and all adjournments.

ADDRESS CHANGES/COMMENTS
                         -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               (If you noted any address changes/comments above,
                 please mark corresponding box on other side.)

                      See reverse for voting instructions.

--------------------------------------------------------------------------------